UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 85.6%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	5,357,015	$5,401,794
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	992,738	1,020,658
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	20,628,767	25,481,354
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	29,381,588	34,902,124
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	17,374,635	20,127,437
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	7,278,110	10,467,967
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,325,458	4,269,316
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	17,344,928	26,097,335
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,934,516	17,680,503	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,103,962	1,409,793
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	7,375,824	7,511,819
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	27,537,456	29,232,717
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	16,035,502	16,800,941
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	8,282,672	8,910,987
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	16,941,020	18,230,130
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	4,232,915	4,404,547
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	10,684,397	11,735,303
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,309,398	4,452,483
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	313,261	360,030
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	16,817,054	19,338,300
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	13,206,233	14,775,503
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	15,098,366	16,730,876
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	2,273,098	2,647,450
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	3,492,027	4,019,379
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	23,631,844	26,089,178
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	12,972,847	14,159,655
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	11,949,562	12,472,355

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $326,226,310)				358,729,934

ASSET-BACKED SECURITIES - 0.1%
Bear Stearns Asset Backed Securities Inc., 2003- ABF1 A	0.605%	2/25/34	36,570	26,502	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.975%	10/25/32	81,129	66,875	(b)
Countrywide Asset-Backed Certificates, 2002-1 A	0.795%	8/25/32	30,319	18,354	(b)
EMC Mortgage Loan Trust, 2003-B A1	0.785%	11/25/41	170,486	149,638	(b)(c)
Residential Asset Mortgage Products Inc., 2003- RS2 AII	0.915%	3/25/33	27,595	18,544	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $346,224)				279,913

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.885%	11/25/31	444,659	358,314	(b)
Sequoia Mortgage Trust, 2004-4 A	0.955%	5/20/34	75,413	63,386	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $501,668)				421,700

CORPORATE BONDS & NOTES - 2.4%
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	720,000	770,890

Food Products - 0.5%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	2,110,000	2,246,865

TOTAL CONSUMER STAPLES				3,017,755

FINANCIALS - 1.7%
Capital Markets - 0.4%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,730,000	1,780,320
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,940,000	0	(c)(d)(e)(f)(g)

Total Capital Markets				1,780,320

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,760,000		$0	(c)(d)(e)(f)(g)

Consumer Finance - 0.3%
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,015,000		1,002,005

Diversified Financial Services - 0.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,210,000		1,146,770
Citigroup Inc., Senior Notes	6.010%	1/15/15	890,000		945,878
JP Morgan and Co. Inc.	7.140%	2/15/12	1,720,000		1,736,564	(b)

Total Diversified Financial Services					3,829,212

Insurance - 0.1%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	380,000		399,521

TOTAL FINANCIALS					7,011,058

TOTAL CORPORATE BONDS & NOTES (Cost - $14,497,195)					10,028,813

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 7.0%
Australia - 0.9%
Australia Government, Bonds	3.000%	9/20/25	3,340,000	AUD	3,921,141

Canada - 2.5%
Government of Canada, Bonds	4.250%	12/1/21	6,298,282	CAD	8,420,248
Government of Canada, Bonds	4.250%	12/1/26	1,352,786	CAD	1,995,162

Total Canada					10,415,410

France - 3.6%
French Treasury Notes, Notes	0.450%	7/25/16	11,128,157	EUR	15,177,307

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $30,513,329)					29,513,858

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 30-Year Bonds, Put @ $135.00 (Cost - $314,695)		10/21/11	714		122,719

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $372,399,421)					399,096,937

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 3.5%
Repurchase Agreements - 3.5%
Credit Suisse First Boston Inc. repurchase agreement dated 9/30/11; Proceeds at maturity- $14,845,012; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market Value -$15,178,995) (Cost - $14,845,000)	0.010%	10/3/11	14,845,000		14,845,000

TOTAL INVESTMENTS - 98.7% (Cost - $387,244,421#)					413,941,937
Other Assets in Excess of Liabilities - 1.3%					5,248,938

TOTAL NET ASSETS - 100.0%					$419,190,875

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of September 30, 2011.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	10/21/11	$129.00	67	$29,313
U.S. Treasury 30-Year Bonds, Put	10/21/11	132.00	714	44,625

TOTAL WRITTEN OPTIONS (Premiums received - $158,227)				$73,938

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (“the Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$358,729,934	—	$358,729,934
Asset-backed securities	—	279,913	—	279,913

Notes to Schedule of Investments (unaudited) (continued)

Collateralized mortgage obligations	—	421,700	—		421,700
Corporate bonds & notes	—	10,028,813	$0	*	10,028,813
Non-U.S. treasury inflation protected securities	—	29,513,858	—		29,513,858
Purchased options	$122,719	—	—		122,719

Total long-term investments	$122,719	$398,974,218	$0	*	$399,096,937

Short-term investments†	—	14,845,000	—		14,845,000

Total investments	$122,719	$413,819,218	$0	*	$413,941,937

Other financial instruments:
Futures contracts	$121,862	—	—		$121,862
Forward foreign currency contracts	—	$2,314,856	—		2,314,856

Total other financial instruments	$121,862	$2,314,856	—		$2,436,718

Total	$244,581	$416,134,074	$0	*	$416,378,655

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$73,938	—	—		$73,938
Futures contracts	63,023	—	—		63,023
Forward foreign currency contracts	—	$777,866	—		777,866

Total	$136,961	$777,866	—		$914,827

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of September 30, 2011	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011	—

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all

Notes to Schedule of Investments (unaudited) (continued)

times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the

Notes to Schedule of Investments (unaudited) (continued)

underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $851,804. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,346,837
Gross unrealized depreciation	(6,649,321)

Net unrealized appreciation	$26,697,516

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
3-Months Euribor	987	12/11	$344,019	$280,996	$(63,023)
U.S. Treasury 10-Year Notes	60	12/11	7,726,773	7,805,625	78,852
					15,829

Contracts to Sell:
3-Months Euribor	987	12/11	100,862	57,852	43,010

Net unrealized gain on open futures contracts					$58,839

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	1,511	$601,449
Options closed	(235)	(197,518)
Options exercised	(122)	(19,619)
Options expired	(373)	(226,085)

Written options, outstanding September 30, 2011	781	$158,227

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse First Boston Inc.	6,000,000	$5,771,876	11/16/11	$(541,264)
Australian Dollar	Deutsche Bank AG	4,000,000	3,847,918	11/16/11	(236,602)
					(777,866)

Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	11,485,544	11,048,857	11/16/11	503,304
Australian Dollar	Deutsche Bank AG	2,785,000	2,679,113	11/16/11	185,121
Canadian Dollar	Citibank, N.A.	4,828,811	4,602,977	11/16/11	286,513
Canadian Dollar	Citibank, N.A.	6,200,000	5,910,038	11/16/11	359,269
Euro	Citibank, N.A.	433,100	580,082	11/16/11	36,686
Euro	Credit Suisse First Boston Inc.	8,510,723	11,399,011	11/16/11	733,875
Euro	Morgan Stanley & Co. Inc.	2,665,782	3,570,470	11/16/11	210,088
					2,314,856

Net unrealized gain on open forward foreign currency contracts					$1,536,990

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$121,862	$(63,023)	$122,719	$(73,938)	—	—	$107,620
Foreign Exchange Contracts	—	—	—	—	$2,314,856	$(777,866)	1,536,990

Total	$121,862	$(63,023)	$122,719	$(73,938)	$2,314,856	$(777,866)	$1,644,610

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$42,998
Written options	14,388
Futures contracts (to buy)	2,687,586
Futures contracts (to sell)	11,963,659
Forward foreign currency contracts (to buy)	69,535,415
Forward foreign currency contracts (to sell)	87,026,521

Average Notional Balance
Credit default swap contracts (to sell protection)†	$7,830,000

†	At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 28, 2011